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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 6,  2002

                           KOS PHARMACEUTICALS, INC
            (Exact name of registrant as specified in its charter)

       FLORIDA                    000-22171                  65-0670898
       -------                    ---------                  ----------
   (State or other          (Commission File No.)           (IRS Employer
   jurisdiction of                                       Identification No.)
   incorporation)


                            1001 BRICKELL BAY DRIVE
                                 25/th/ FLOOR
                             MIAMI, FLORIDA 33131
                   (Address of principal executive offices)

                                 305-577-3464
             (Registrant's telephone number, including area code)


Item 4.  Changes in Registrant's Certifying Accountant.

Kos Pharmaceuticals, Inc. (the "Company") hereby amends the Company's Current Report on Form 8-K, as previously reported with the Securities and Exchange Commission on March 12, 2002, to include the attached Exhibit 16, which is a copy of the certifying accountant's letter, dated March 14, 2002 and received by the Company on March 19, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission, incorporated by reference and made a part hereof.

Item 7.  Financial Statements and Exhibits.

(c)  The following exhibit is filed as part of this report:

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 14, 2002.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KOS PHARMACEUTICALS, INC.

                                   By: /s/ Adrian Adams
                                       ----------------------------------------
                                   Name:  Adrian Adams
                                   Title: President and Chief Executive Officer

Dated:  March 20, 2002
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                                 EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 14, 2002.